SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2006
W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico (State or other jurisdiction of incorporation)	000-27377 (Commission File Number)	66-0573197 (IRS Employer Identification No.)
19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices)               (Zip code)
Registrant’s telephone number, including area code: (787) 834-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01. Other Events.
On April 24, 2006, W Holding Company, Inc. issued a press release announcing that it has filed its 2005 Annual Report on Form 10-K with the Securities and Exchange Commission. This action brings the Company into compliance with the requirements of the New York Stock Exchange and the NASDAQ Stock Market. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99	Press release, dated April 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC. (Registrant)
/s/ Freddy Maldonado
Freddy Maldonado
President

Date: April 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

99	Press release, dated April 24, 2006